AMENDMENT NO. 2 TO SECURED SUBORDINATED
PROMISSORY NOTES AND WARRANTS

DCAP GROUP, INC.
1158 Broadway
Hewlett, New York 11558

March 23, 2007

Jack Seibald as representative and attorney-in-
fact for the holders of the Secured Subordinated
Promissory Notes of DCAP Group, Inc., dated
July 10, 2003, in the outstanding aggregate
principal amount of $1,384,615.39 as set forth
on Schedule A attached hereto
1336 Boxwood Drive West
Hewlett Harbor, NY 11557

Dear Jack:

Reference is made to the Secured Subordinated Promissory Notes of DCAP Group, Inc. (the “Company”), dated July 10, 2003, in the outstanding aggregate principal amount of $1,384,615.39 (collectively, the “Notes”) and held by the persons and entities set forth on Schedule A attached hereto (collectively, the “Noteholders”).

Reference is also made to the Warrants issued by the Company, dated July 10, 2003, to the Noteholders for the purchase of an aggregate of 90,000 shares of Common Stock of the Company (collectively, the “Warrants”).

All capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Notes.

The parties agree that, in consideration of the extension hereby of the outside date by which the Warrants may be exercised from 5:00 P.M., Eastern Time, on September 30, 2007 to 5:00 P.M., Eastern Time, on September 30, 2008, the Maturity Date for each of the Notes is hereby extended from September 30, 2007 to September 30, 2008. Except as amended hereby, the Notes and the Warrants shall continue in full force and effect in accordance with their respective terms.

Very truly yours,

DCAP GROUP, INC.

By: ___________________
Barry B. Goldstein, President
Agreed:

____________________________
Jack Seibald, as representative and attorney-in-
fact for the holders of the Secured Subordinated
Promissory Notes of DCAP Group, Inc., dated
July 10, 2003, in the outstanding aggregate principal amount of $1,384,615.39 as set forth on Schedule A attached hereto

SCHEDULE A

Name	Outstanding Principal Amount of Note	Number of Shares of Common Stock Subject to Warrant

IRA FBO Stewart R. Spector, Pershing LLC Custodian	$461,538.49	30,000
IRA FBO Jack D. Seibald, Pershing LLC Custodian	$288,461.54	18,750
J.M.J Realty Company	$230,769.23	15,000
Sanders Opportunity Fund (Inst.), LP	$166,153.85	10,800
Take-Two Capital LP	$115,384.61	7,500
Sanders Opportunity Fund, LP	$64,615.39	4,200
Michael Rosen and Catherine Rosen	$57,692.31	3,750